THIRD AMENDMENT AND WAIVER

     THIS THIRD AMENDMENT AND WAIVER to the Credit Agreement referred to below (this "Amendment and Waiver"), is made and entered into as of this ___ day of November, 1999 by the Lenders party to such Credit Agreement and FIRST UNION NATIONAL BANK, as Administrative Agent for the Lenders and HEALTHPLAN SERVICES CORPORATION, a corporation organized under the laws of Delaware (the "Borrower").

                              STATEMENT OF PURPOSE

     The Lenders have extended certain credit facilities to the Borrower pursuant to the Amended and Restated Credit Agreement dated as of May 1, 1998, (as amended by the First Amendment dated as of June 23, 1998 (the "First Amendment") and the Second Amendment, dated as of December 15, 1998 (the "Second Amendment"), and as further amended, restated or otherwise modified, the "Credit Agreement"), by and among the Borrower, the Lenders party thereto, and the Administrative Agent.

     Pursuant to Section 9.3 of the Credit Agreement (as amended and set forth in the Second Amendment), the Borrower is required to maintain a minimum EBITDA. The Borrower anticipates that its minimum EBITDA for the period of July 1, 1999
- December 31, 1999 (the "Waiver Calculation Period") will not meet that minimum requirement and the Borrower has requested that the Administrative Agent and the Lenders waive the requirements of Section 9.3 for such period. In addition, the Borrower anticipates that it will also fail to meet the requirements set forth in Sections 9.1 (maximum Leverage Ratio, as amended and set forth in the First Amendment) and 9.5 (minimum Cash Flow Ratio, as amended and set forth in the Second Amendment) for the Waiver Calculation Period.

     NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. DEFINITIONS. All capitalized undefined terms used in this Waiver and Amendment shall have the meanings assigned thereto in the Credit Agreement.

         2. AMENDMENTS TO CREDIT AGREEMENT.

         (a) Section 1.1 of the Credit Agreement shall be amended by deleting the definition of "Aggregate Commitment" in its entirety and inserting the following in lieu thereof:

        "AGGREGATE COMMITMENT" means the aggregate amount of the Lenders' Commitments hereunder, as such amount may be reduced or modified at any time or from time to time pursuant to the terms hereof. On the date of the Third Amendment, the Aggregate Commitment shall be One Hundred Fifteen Million Dollars ($115,000,000).

     (b) Section 1.1 of the Credit Agreement shall be amended by inserting the following defined term in the correct alphabetical order:

        "THIRD AMENDMENT" means the Third Amendment and Waiver dated as of November __, 1999 by and among, the Borrower, the Lenders and the Administrative Agent.

     3. WAIVERS AND AGREEMENTS.

     (a) The Administrative Agent and the Lenders hereby waive the provisions of Sections 9.1, 9.3 and 9.5 and any Default or Event of Default which shall or may have occurred as a result of non-compliance therewith solely for the Waiver Calculation Period; PROVIDED, that:

              (i) Borrower's EBITDA shall not be less than (A) $6,000,000 for the fiscal quarter ending September 30, 1999 and (B) $7,500,000 for the fiscal quarter ending December 31, 1999;

              (ii) the waivers set forth herein shall terminate and an Event of Default shall be deemed to have occurred and be continuing under the Credit Agreement on the earlier to occur of (i) the date which is no later than five (5) Business Days after the date on which the Agreement and Plan of Merger dated as of October 5, 1999 by and among UICI, UICI Acquisition Co. and the Borrower is terminated or (ii) February 10, 2000 if the transactions contemplated by the Merger Agreement shall have failed to be consummated on or prior to such date (the "Waiver Termination Date"); PROVIDED FURTHER, that nothing set forth herein shall be deemed to be a consent to or approval of the Merger, which Merger is prohibited by the terms and conditions set forth in the Credit Agreement;

              (iii) during the period from and after the date hereof to and including the Waiver Termination Date, the Borrower shall not be permitted to make the dividends otherwise permitted pursuant to Section 10.7(d) of the Credit Agreement;

              (iv) during the period from and after the date hereof to and including the Waiver Termination Date, the Borrower shall not be permitted to make the investments otherwise permitted pursuant to
         Section 10.4(g); and

              (v) during the period from and after the date hereof to and including the Waiver Termination Date, the Borrower shall not permit Capital Expenditures to exceed $8,000,000 in the aggregate for any period of four (4) consecutive fiscal quarters ending during such period.

     (b) The Administrative Agent and the Lenders hereby acknowledge and agree that the calculation of Net Income for the purposes of calculating the minimum EBITDA required pursuant to clause (a)(i) above shall be increased by (i) $5,658,000 in connection with a non-recurring non-cash charge taken during the fiscal quarter ending September 30, 1999 with respect to reserves established for litigation claims in accordance with FASB #5, (ii) $973,000 in connection with a non-recurring cash gain taken during the fiscal quarter ending September 30, 1999 and (iii) approximately


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

$1,000,000 to 2,000,000 in connection with a non-recurring cash and non-cash restructuring charge to be taken during the fiscal quarter ending December 31, 1999.

     (c) The Administrative Agent and the Lenders hereby acknowledge and agree that the Borrower's failure to comply with Sections 9.1, 9.3 and 9.5 as described and as limited in paragraph (a) above does not in and of itself constitute a material adverse change in the properties, businesses, results of operations, or financial or other condition of the Credit Parties taken as a whole.

     (d) The Administrative Agent and the Lenders hereby waive any Default or Event of Default which shall or may have occurred as a result of the non-compliance by the Borrower with Section 10.1(c) of the Credit Agreement solely by reason of the Borrower's December 1998 renewal of the following two Letters of Credit with The Fifth Third Bank of Columbus: (i) Irrevocable Standby Letter of Credit dated April 14, 1995 in the amount of $25,000 for the benefit of the State of South Carolina Budget and (ii) Irrevocable Standby Letter of Credit dated September 9, 1994 in the amount of $490,696.29 for the benefit of the State of South Carolina Budget.

     (e) The parties hereto hereby acknowledge and agree that the "Amendment Period" (as defined and set forth in the Second Amendment) has not yet terminated and, notwithstanding any of the terms and provisions of such definition, shall not terminate at any time prior to the Waiver Termination Date.

     4. CONDITIONS. The effectiveness of this Amendment and Waiver shall be conditioned upon receipt by the Administrative Agent of this Amendment and Waiver executed by Lenders constituting Required Lenders.

     5. LIMITED AMENDMENT AND WAIVER. Except as expressly amended herein, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. This Amendment and Waiver shall not be deemed
(a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Documents or
(b) to prejudice any other right or rights which the Administrative Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or the Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated or otherwise modified from time to time.

     6. REPRESENTATIONS AND WARRANTIES. By its execution hereof, the Borrower hereby certifies on behalf of itself and the other Credit Parties that each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein and that as of the date hereof, and no Default or Event of Default (other than those specifically and expressly waived hereunder) has occurred and is continuing.

     7. FEES. The Borrower shall pay to each of the Lenders party to this Second Amendment an amendment fee in an amount equal to the product of (i) 0.10% multiplied


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

by (ii) the commitment of such Lender under the Credit Agreement, as reduced pursuant to the Third Amendment.

     8. EXPENSES. The Borrower shall pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and Waiver, including without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

     9. GOVERNING LAW. This Amendment and Waiver shall be governed by and construed in accordance with the laws of the State of North Carolina.

     10. COUNTERPARTS. This Amendment and Waiver may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

                            [SIGNATURE PAGES FOLLOW]


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


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed as of the date and year first above written.

                                            FIRST UNION NATIONAL BANK, as
                                            Administrative Agent and Lender

                                            By______________________________

                                            Name:___________________________

                                            Title:__________________________



                           [Signature Pages Continue]


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                                            CREDIT LYONNAIS NEW YORK BRANCH, as
                                            Lender

                                            By______________________________

                                            Name:___________________________

                                            Title:__________________________


                           [Signature Pages Continue]

                                            SUNTRUST BANK, TAMPA BAY, as Lender

                                            By______________________________

                                            Name:___________________________

                                            Title:__________________________

                           [Signature Pages Continue]

                                            FLEET NATIONAL BANK, as Lender

                                            By______________________________

                                            Name:___________________________

                                            Title:__________________________

                           [Signature Pages Continue]

                                            SOUTHTRUST BANK, NATIONAL
                                            ASSOCIATION, as Lender

                                            By______________________________

                                            Name:___________________________

                                            Title:__________________________

                           [Signature Pages Continue]

                                            COOPERATIEVE CENTRALE RAIFFEISEN-
                                            BOERENLEENBANK B.A. "RABOBANK
                                            NEDERLAND", NEW YORK BRANCH, as
                                            Lender

                                            By______________________________

                                            Name:___________________________

                                            Title:__________________________

                           [Signature Pages Continue]

                                            BANK OF AMERICA, N.A., as Lender

                                            By______________________________

                                            Name:___________________________

                                            Title:__________________________

                           [Signature Pages Continue]

                                            AMSOUTH BANK, as Lender

                                            By______________________________

                                            Name:___________________________

                                            Title:__________________________

                           [Signature Pages Continue]

                                            HIBERNIA NATIONAL BANK, as Lender

                                            By______________________________

                                            Name:___________________________

                                            Title:__________________________

                           [Signature Pages Continue]

                                            THE FIFTH THIRD BANK OF COLUMBUS,
                                            as Lender

                                            By______________________________

                                            Name:___________________________

                                            Title:__________________________

[CORPORATE SEAL]                            HEALTHPLAN SERVICES
                                            CORPORATION, as Borrower

                                            By______________________________

                                            Name:___________________________

                                            Title:__________________________